                         GENERAL INSTRUMENT CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 25, 1999





      The undersigned hereby authorizes and directs State Street Bank and Trust, as Special Fiduciary (the "Special Fiduciary") of the NextLevel Systems (Puerto
Rico), Inc. Savings Plan (the "Plan") to direct Banco Santander Puerto Rico, as Trustee (the "Trustee") of the Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, on May 25, 1999 at 9:30 a.m., local time, and at any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the discretion of the Special Fiduciary on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 14, 1999.

      THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE, AS DIRECTED BY THE SPECIAL FIDUCIARY, IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)


See Reverse Side

Please mark your votes as indicated in this example  /X/

The Board of Directors recommends that stockholders vote FOR Proposals One, Two and Three.


                                                 FOR all
                                                 nominees          WITHHOLD
                                               listed below        AUTHORITY
                                                (except as       to vote for all
                                               marked to the        nominees
                                                contrary)         listed below

PROPOSAL ONE: To elect three Class II             / /                / /
directors for terms expiring at the 2002
Annual Meeting of Stockholders.


Nominees: John Seely Brown, Frank M. Drendel and Lynn Forester

(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)



                                                   FOR      AGAINST    ABSTAIN

PROPOSAL TWO: To approve the Company's 1999        / /        / /        / /
Long-Term Incentive Plan.

                                                   FOR      AGAINST    ABSTAIN

PROPOSAL THREE: To ratify the appointment by       / /        / /        / /
the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1999 fiscal year.


Signature(s):                                          Dated:           ,1999
             -------------------------------------           ----------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When acting as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         GENERAL INSTRUMENT CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 25, 1999









      The undersigned hereby authorizes and directs State Street Bank and Trust, as Special Fiduciary (the "Special Fiduciary") of the General Instrument Corporation Savings Plan (the "Plan"), to direct Vanguard Fiduciary Trust Company, as Trustee (the "Trustee") of the Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, on May 25, 1999 at 9:30 a.m., local time, and at any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the discretion of the Special Fiduciary on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 14, 1999.

      THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE, AS DIRECTED BY THE SPECIAL FIDUCIARY, IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

             (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)


See Reverse Side

Please mark your votes as indicated in this example   /X/

The Board of Directors recommends that stockholders vote FOR Proposals One, Two and Three.



                                                   FOR all
                                                   nominees         WITHHOLD
                                                 listed below      AUTHORITY
                                                   (except as     to vote for
                                                  marked to the   all nominees
                                                    contrary)     listed below

PROPOSAL ONE: To elect three Class II directors       / /              / /
for terms expiring at the 2002 Annual Meeting of Stockholders.

Nominees: John Seely Brown, Frank M. Drendel and Lynn Forester

(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)


                                                   FOR   AGAINST   ABSTAIN

PROPOSAL TWO: To approve the Company's 1999        / /     / /       / /
Long-Term Incentive Plan.


                                                  FOR   AGAINST   ABSTAIN

PROPOSAL THREE: To ratify the appointment by      / /     / /       / /
the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1999 fiscal year.


Signature(s):                                            Dated:          ,1999
             ---------------------------------------           ----------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When acting as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         GENERAL INSTRUMENT CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 25, 1999

      The undersigned hereby appoints Geoffrey S. Roman and Richard C. Smith and each or either of them his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, on May 25, 1999 at 9:30 a.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 14, 1999. If this proxy is returned without direction being given, this proxy will be voted FOR Proposals One, Two and Three.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


              (IMPORTANT-- TO BE SIGNED AND DATED ON REVERSE SIDE)


See Reverse Side

Please mark your votes as indicated in this example  /X/

The Board of Directors recommends that stockholders vote FOR Proposals One, Two and Three.

                                                   FOR all
                                                   nominees           WITHHOLD
                                                 listed below        AUTHORITY
                                                  (except as        to vote for
                                                 marked to the      all nominees
                                                   contrary)        listed below

PROPOSAL ONE: To elect three Class II directors       / /               / /
for terms ending at the 2002 Annual Meeting of Stockholders.

Nominees: John Seely Brown, Frank M. Drendel and Lynn Forester

(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)




                                                 FOR      AGAINST     ABSTAIN

PROPOSAL TWO: To approve the Company's 1999      / /        / /         / /
Long-Term Incentive Plan.

                                                 FOR      AGAINST     ABSTAIN

PROPOSAL THREE: To ratify the appointment        / /       / /         / /
by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1999 fiscal year.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):                            Date:              ,1999
             -------------------------        -------------

Signature(s):                            Date:              ,1999
             -------------------------        -------------